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                                                                    EXHIBIT 10.6

EXECUTION COPY

                                9TH NOVEMBER 1999


               (1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD; AND

                             EDB INVESTMENTS PTE LTD

                                       ........(together the CONTINUING PARTIES)

                       (2) HEWLETT-PACKARD EUROPE B.V...

                                       ........(the TRANSFEROR)

                      (3) AGILENT TECHNOLOGIES EUROPE B.V.

                                       ........(the Transferee)


         ==============================================================

                       DEED OF ACCESSION AND RATIFICATION
           relating to the Joint Venture Agreement dated 13 March 1997 as amended by Amendment (No.1) dated 4 July 1997 and
             Amendment (No. 2) dated 1 October 1999, in respect of
                       Chartered Silicon Partners Pte Ltd

         ==============================================================

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EXECUTION COPY

THIS DEED is made as of 9th November 1999

BETWEEN:

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD of 60 Woodlands Industrial Park D, Street 2, Singapore 738406 ; and

        EDB INVESTMENTS PTE LTD of 250 North Bridge Road #27-04 Raffles City Tower Singapore 179101;

        (together the CONTINUING PARTIES)

(2) HEWLETT-PACKARD EUROPE B.V. of Stratbaan 16,1187 XR, Amstelveen, The Netherlands (the TRANSFEROR); and

(3) AGILENT TECHNOLOGIES EUROPE B.V. of Stratbaan 16,1187 XR, Amstelveen, The Netherlands (the TRANSFEREE).

WHEREAS:

(A) The Continuing Parties and the Transferor are parties to a Joint Venture Agreement dated 13 March 1997, Amendment (No.1) dated 4 July 1997 and Amendment (No. 2) dated 1 October 1999 to the Joint Venture Agreement dated 13 March 1997, in relation to the affairs of Chartered Silicon Partners Pte Ltd (the COMPANY) (such Agreement, as varied, supplemented, novated or amended from time to time, herein termed the JOINT VENTURE AGREEMENT).

(B) The Transferor intends to transfer its entire shareholding in the capital of the Company (SHARES) to the Transferee subject to the Transferee entering into this Deed.

(C) The Transferee wishes to accept the Shares subject to the condition referred to in paragraph (B) above.

NOW THIS DEED WITNESSETH AS FOLLOWS:

INTERPRETATION

1. In this Deed, unless the context otherwise requires or unless otherwise provided in this Deed:

(a) words and expressions defined in the Joint Venture Agreement shall have the same meanings when used in this Deed; and

(b) reference to CLAUSES are to the clauses of this Deed and references to PARTIES are to the parties to this Deed.

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NOVATION

2.1 With effect from the date hereof, the Continuing Parties hereby release and discharge the Transferor (save in relation to any antecedent breach) from all its obligations under the Joint Venture Agreement and (without prejudice to the rights of the Continuing Parties in respect of any antecedent breach), the Transferor shall cease to be a party to the Joint Venture Agreement.

2.2 The Continuing Parties agree that, with effect from the date hereof, the following shall apply:

        (a) the Transferee shall assume all the rights of the Transferor pursuant to the Joint Venture Agreement;

        (b) the Transferee shall be subject to and shall perform all the obligations of the Transferor pursuant to the Joint Venture Agreement including without limitation, the obligations from which the Transferor is released and discharged pursuant to clause 2.1 as if the Transferee had at all times been a party to the Joint Venture Agreement in place of the Transferor save that, the term "Permitted Transferee" in relation to the Transferee shall mean "Agilent Technologies, Inc. or any corporation which is at least 99 per cent owned (whether directly or indirectly) by Agilent Technologies, Inc." and clause 10(D) of the Joint Venture Agreement shall be deemed to be amended accordingly;

        (c) all references in the Joint Venture Agreement to "Hewlett-Packard Company" shall be replaced by references to "Agilent Technologies, Inc.";

        (d) the definition of "Hewlett-Packard Company" in clause 1(A) of the Joint Venture Agreement shall be deleted and the following shall be added to clause 1(A) as a definition of "Agilent Technologies, Inc.":

                "Agilent Technologies, Inc." means Agilent Technologies, Inc., a company incorporated in the State of Delaware, United States of America, with its registered office at 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle in the State of Delaware, USA "; and

        (e) all references in the Joint Venture Agreement to "Hewlett-Packard Europe B.V" shall be replaced by references to "Agilent Technologies Europe B.V." and all references in the Joint Venture Agreement to "HP" shall be replaced by references to "Agilent".

CONSENT TO TRANSFER AND CHANGE IN CONTROL OF TRANSFEREE

3.1 Each of the Continuing Parties hereby consents to the transfer of the Shares by the Transferor to the Transferee notwithstanding the terms of clauses 10(A)(i), 10(B), 10(C) and 10(F) of the Joint Venture Agreement and acknowledges that it has no right, interest or claim in or in relation to the Shares.

3.2 Each of the Continuing Parties hereby consents to the following proposed change in control of the Transferee:
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        (i)     On or around 9 November 1999, the Transferee will be wholly owned by Hewlett-Packard World Trade Inc. (HPWT) which will in turn be wholly owned by Hewlett-Packard Company (HP);

        (ii) On or about 11 November 1999, it is proposed that that the entire issued share capital in the Transferee will be transferred to Agilent Technologies World Trade, Inc. (ATWT) which will in turn be wholly owned by HPWT. Pursuant to a further transfer, the entire issued share capital in ATWT will be transferred to HP. On or about 15 November 1999, the entire issued share capital in ATWT will be transferred to Agilent Technologies, Inc. (ATI) which will in turn be wholly owned by HP;

        (iii) In the month of November 1999, the shares of ATI will be listed on the New York Stock Exchange with not more than 20 per cent of its shares offered to the public and the remaining retained by HP; and

        (iv) Thereafter, it is proposed that HP will dispose of its shares to the public so that by May 2000, HP will cease to hold any shares in ATI.

3.3 Each of the Continuing Parties hereby waives any and all rights to object to the proposed change in control of the Transferee as set out in clause 3.2 above (the PROPOSED CHANGE IN CONTROL) and any rights granted to it by clause 10(F) of the Joint Venture Agreement in respect of the Proposed Change in Control and waives the requirement for the Transferee to notify the Company and each of the Continuing Parties of such change in control pursuant to clause 10(F) of the Joint Venture Agreement.

TRANSFEROR PROVISIONS

4. With effect from the date hereof, the Transferor, in consideration of the other parties entering into this Deed, hereby agrees (as a separate, independent and collateral contract with all the other parties to this
        Deed) to be bound by the provisions of clause 18 of the Joint Venture Agreement, as if it had remained a party to the Joint Venture Agreement.

NOTICES

5. For the purposes of the Joint Venture Agreement, the Transferor's address for notices shall be as follows:

        Address:    Agilent Technologies Europe B.V.
                    Startbaan 16,1187 XR Amstelveen
                    The Netherlands

        Fax No:     (31)(20) 547 7755

        Addressed for the attention of: The Legal Department

COUNTERPARTS

5. This Deed may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

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GOVERNING LAW

6. This Deed shall be governed by, and construed in accordance with, the laws of Singapore.

IN WITNESS this Deed has been duly executed and delivered on the date set out above.

The Common Seal of                                 )
CHARTERED SEMICONDUCTOR MANUFACTURING LTD          )
was affixed hereto in the presence of :            )

                                                   /s/ Barry Waite
                                                   -----------------------------
                                                   Director

                                                   /s/ Chua Su Li
                                                   -----------------------------
                                                   Company Secretary


The Common Seal of                                 )
EDB INVESTMENTS PTE LTD                            )
was affixed hereto in the presence of:             )

                                                   /s/ Liew Heng San
                                                   -----------------------------
                                                   Director

                                                   /s/ Sara Liew
                                                   -----------------------------
                                                   Company Secretary



Executed under Seal and delivered as a Deed by     )
HEWLETT-PACKARD EUROPE B.V. acting by              )
                                                   )      /s/ C.C.F. van Oers
--------------------------                         )      ---------------------
                                                          C.C.F. van Oers
                                                          Managing Director
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in the presence of:                                )


Witness:

Signature       /s/ J.C.A. van Diemen
               -------------------------
Name:           J.C.A. van Diemen
               -------------------------
Title:          Tax Manager
               -------------------------
Address:        Startbaan 16
               -------------------------
                1187 XR Amstelveen
               -------------------------
                The Netherlands
               -------------------------


Executed under Seal and delivered as a Deed by     )
AGILENT TECHNOLOGIES EUROPE B.V. acting by         )   /s/ R.E.J. de Boer
                                                   ) -----------------------
--------------------------                         )  R.E.J. de Boer
in the presence of:                                )  Legal Counsel


Witness:

Signature       /s/ J.C.A. van Diemen
               -------------------------
Name:           J.C.A. van Diemen
               -------------------------
Title:          Tax Manager
               -------------------------
Address:        Startbaan 16
               -------------------------
                1187 XR Amstelveen
               -------------------------
                The Netherlands
               -------------------------